SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 17, 1998

                     PHOENIX INTERNATIONAL INDUSTRIES, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

         FLORIDA                      000-17058                 59-2564162
----------------------------    ---------------------     ---------------------
(State or other jurisdiction    (Commission File No.)         (IRS Employer
     of incorporation)                                    Identification Number)

            501 SOUTH DIXIE HIGHWAY, WEST PALM BEACH, FLORIDA 33410
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Registrant's telephone number, including area code (561) 832-5208

Item 4     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         On August 17, 1998 the Company dismissed its independent accountant, Leon Wilde & Associates and engaged a new independent accountant, Kane Hoffman & Danner, P.A. to audit the financial statements for the fiscal year ended
May 31, 1998. The decision to change accountants was approved by the Company's board of directors.

         The reports on the financial statements for the past two years do not contain any adverse opinion or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         This change in the Company's accountants was due to the Company's desire to engage an auditor with larger staff. There were no disagreements with Leon Wilde & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PHOENIX INTERNATIONAL INDUSTRIES, INC.


                                 By: /s/ GERARD HARYMAN
                                     ------------------
                                         Gerard Haryman
                                         President

August 31, 1998

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